UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant x Filed by a Party other than the Registrant ¨

Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

FG NEW AMERICA ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2021

FG NEW AMERICA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39550	85-1648122
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 S. Maple Street

Itasca, Illinois 60143

(Address of principal executive offices, including area code)

Registrant’s telephone number, including area code: (847) 791-6817

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FGNA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FGNA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FGNA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is an updated investor presentation, dated April 7, 2021, to be used in connection with the proposed business combination (the “Business Combination”) between FG New America Acquisition Corp. (the “Company”) and Opportunity Financial, LLC (“OppFi”).

OppFi’s preliminary, unaudited review of its financial performance for the first quarter of 2021 indicates that its earnings for the quarter are tracking ahead of its 2021 annual projections.

These results are unaudited and preliminary, and do not present all information necessary for an understanding of OppFi’s financial condition as of March 31, 2021. The review of OppFi’s consolidated financial statements for the three months ended March 31, 2021 is ongoing and could result in changes to these results due to the completion of financial closing procedures, final adjustments and other developments that may arise between now and the time the consolidated financial statements for the three months ended March 31, 2021 are finalized and publicly released. OppFi’s independent registered public accounting firm has not audited, reviewed, or compiled these preliminary results. Investors are urged not to put undue reliance on these preliminary results and to review OppFi’s consolidated financial statements for the three months ended March 31, 2021 as and when available. See “Cautionary statement about forward looking information,” “Risk factors,” “OppFi Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and OppFi’s financial statements and related notes included in the preliminary proxy statement relating to the Business Combination filed by the Company with the Securities and Exchange Commission (the “SEC”).

The information in this Item 7.01 and Exhibit 99.1 furnished hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company has filed a preliminary proxy statement and intends to file a definitive proxy statement with the SEC. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein, when available, filed in connection with the Business Combination, as these materials will contain important information about OppFi, the Company and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the preliminary proxy statement and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the proxy statement for the proposed Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and OppFi’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and OppFi’s expectations with respect to future performance, performance, growth, and OppFi’s market, OppFi’s new products and their performance, the anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the proposed Business Combination and the timing of the completion of the proposed Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and OppFi following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of the Company, certain regulatory approvals or satisfy other conditions to closing in the Business Combination Agreement, including with respect to the levels of the Company stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi’s business and/or the ability of the parties to complete the proposed Business Combination; (6) the inability to obtain or maintain the listing of the combined company’s shares of common stock on the New York Stock Exchange following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or the Company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company and OppFi caution that the foregoing list of factors is not exclusive. The Company and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation, dated April 7, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG NEW AMERICA ACQUISTION CORP.

By:	/s/ Larry G Swets, Jr.
Name:	Larry G. Swets, Jr.
Title:	Chief Executive Officer

Date: April 7, 2021

Analyst Day April 7, 2021 A Leading FinTech Platform for the Everyday Consumer Exhibit 99.1

Disclaimer This presentation (the “Presentation”) is for information purposes only. This Presentation has been prepared to assist parties in making their own evaluation with respect to a proposed transaction (the “Transaction”) as contemplated by a definitive business combination agreement between FG New America Acquisition Corp. (“FGNA”) and Opportunity Financial, LLC (the “Company”) and for no other purpose. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, neither FGNA nor the Company makes any representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners. This Presentation does not constitute an offer to sell or the solicitation of an offer to purchase any securities of FGNA, the Company, or any other person. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by FGNA or the Company or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of the possible Transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. FGNA and the Company disclaim any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein. Forward-Looking Statements This Presentation contains certain “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding FGNA and the Company and the potential Transaction between FGNA and the Company and their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on FGNA’s and the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond FGNA’s and the Company’s control, that could cause the actual results to differ materially from the expected results if and when FGNA and the Company enter into a definitive agreement for a potential Transaction. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company’s shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in FGNA’s other filings with the United States Securities and Exchange Commission. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and the Company do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures Certain financial information and data contained this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any information or proxy statement, or prospectus or registration statement to be filed by FGNA with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted Net Income and CAGR and Margin thereof, and Adjusted EBITDA, Adjusted EBT and CAGR and Margin thereof, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. FGNA and the Company believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. FGNA and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company’s audited financial statements, which will be included in any information or proxy statement, or prospectus or registration statement to be filed by FGNA with the SEC. A reconciliation for the Company’s 2017 through 2020 non-GAAP financial measures to the most directly comparable GAAP financial measures is located in the Appendix pages 40-42. A reconciliation of the 2021P through 2023P non-GAAP financial measures to the most directly comparable GAAP financial measures is not included in this Presentation, because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these Non-GAAP financial measures. Projected Financial Information This Presentation contains financial forecasts, including with respect to the Company’s estimated and projected revenue, revenue growth, Adjusted Net Income, Adjusted EBT, Adjusted EBITDA, and CAGR and margins with respect to Adjusted Net Income and Adjusted EBITDA. Neither the Company’s certified public accountant (“CPA”) nor the independent registered public accounting firm of FGNA or the Company, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. Any estimates, forecasts or projections set forth in the Presentation have been prepared by FGNA and the Company in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. The recipient is cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformity with GAAP. The estimates, forecasts and projections included in this Presentation are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, which include, but are not limited to, those mentioned in the prior paragraphs under the caption “Forward-Looking Statements.” The recipient therefore should not rely on the estimates, forecasts or projections contained in the Presentation. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Website This Presentation contains reproductions and references to the Company’s website and mobile content. The contents of the website and mobile content are not incorporated into this Presentation. Any references to URLs for the websites are intended to be inactive textual references only.

FG New America Acquisition Corp

FG New America Team



Joe Moglia, Chairman

- Retired Chairman and CEO of TD Ameritrade and former executive at Merrill Lynch
- Grew TD Ameritrade from $700 million market cap to $20 billion+ market cap and sold to Charles Schwab
- Chair of Athletics and Former Head Football Coach at Coastal Carolina University
- Co-Founder of Fundamental Global (FG)



Larry Swets, CEO

- Founded Itasca Financial and sold to Kingsway Financial Services, where he became CEO
- SPAC Merchant Banker with public company executive and board experience including GreenFirst Forest Products, FG Financial Group and Limbach Holdings



Kyle Cerminara, President

- Co-Founder and CEO of Fundamental Global (FG)
- Former Buyside at T. Rowe Price, Point72 and Highside
- *Institutional Investor Magazine* Best of Buyside for Financial Sector (2006)

2

OppFi

FGNA Investment Thesis

1 Not All SPAC Targets Are Created Equal

477 SPAC IPOs since 1/1/2020 → 70 Announced Combinations since 1/1/2021 → 8 Targets Projecting GAAP Profitability in 2021 → 3 Historically Profitable Targets[1] → OppFi Only Profitable Target With 50%+ '18 – '20 Revenue CAGR

2 Operating Success

- 100%+ '15A – '20A Revenue CAGR
- 52% '17A – '23P Estimated Revenue CAGR
- 2021P Financial Highlights[2]:
  - Revenue of $418mm (+29% YoY Growth)
  - Adjusted Net Income of $66mm (+24% YoY Growth)

3 Valuation[2,3]

- Implied 2022P Multiples (NOT 2026)
  - 5.0x TEV / Adjusted EBITDA
  - 9.1x P / E
  - 1.4x TEV / Revenue

4 Balance Sheet

- $46mm Cash (as of 12/31/2020)
- $526mm Total Liquidity (as of 12/31/2020)

5 Market Opportunity

- 150 million have less than $1,000 in savings[4]
- 115 million live paycheck to paycheck[5]
- 60 million lack access to traditional credit[6]

6 Revenue Diversification

7 AI-Powered FinTech Platform

Source: Company Filings, SPACinsider and Dealogic; Market as of 3/7/2021
Note: Reconciliation of non-GAAP to GAAP financials for 2017 through 2020 located in Appendix pages 40-42; 2021P projections include impact of recent additional government stimulus and assume a corresponding return to pre-COVID demand by the beginning of Q3 2021

1. Defined as having positive GAAP net income for fiscal years ended 2018 through 2020
2. Adj. Net Income represents Adj. EBT tax-affected at assumed tax rate of 25%. Pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs; Adj. EBITDA pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs
3. Excludes any impact of working capital adjustments at close as well as impact of ~5.6 million Sponsor warrants struck at $11.50 and $15.00, ~11.9 million Public Warrants struck at $11.50 and 25.5 million seller earnout shares released at share price hurdles of $12.00, $13.00 and $14.00
4. Elkins, Kathleen. "Here's how much money Americans have in their savings accounts." CNBC.com, Sept 13, 2017
5. Bureau of Labor Statistics – U.S. Full- and Part-Time Workers; Friedman, Zack. "78% Of Workers Live Paycheck To Paycheck." Forbes.com, January 11, 2019
6. Hamdani, Kausar, et al. "UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints." NewYorkFed.org, 2019

3
OppFi

OppFi is Built for the Future

OppFi has been systematically built to be a leading provider of financial technology to both banks and the Everyday Consumer

60mm
Lack Access to Traditional Credit[1]

4-5 months
Average Loan Life

85
Net Promoter Score (NPS)[2]

31%
2020A Adjusted EBITDA Margin[3]

1. **Delivers responsible credit to the Everyday Consumer**
2. **AI-driven underwriting identifies misunderstood credit profiles**
3. **Superior online reputation (NPS)**
4. **Scalable and profitable operating model**

Note: Reconciliation of non-GAAP to GAAP financials for 2017 through 2020 located in Appendix pages 40-42
1. Hamdani, Kausar, et al. "UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints." NewYorkFed.org, 2019
2. As of 4/2/21
3. Adj. EBITDA pro forma for fair market value accounting

4

OppFi

This Transaction is Not Just About the Numbers Mission-driven organizations TD Ameritrade: To bring financial literacy to every family in America OppFi: To bring financial inclusion to the Everyday Consumer Highly scalable and profitable FinTech business models TD Ameritrade & OppFi We believe OppFi will continue to deliver on its core mission of empowering Everyday Consumers to rebuild their financial well-being Personal OppFi is providing services to consumers that are living paycheck to paycheck We understand the impact that OppFi’s products can have on families shut out of the traditional financial system

Today’s Presenters Jared Kaplan Chief Executive Officer Shiven Shah Chief Financial Officer 7-Time Executive Sal Hazday Chief Operating Officer Yuri Ter-Saakyants Chief Technology Officer John O’Reilly Chief Marketing Officer Chris McKay Chief Credit Officer Elizabeth Simer General Manager, Credit Card Stacee Hasenbalg Chief Compliance Officer Matthew Gomes General Manager, SalaryTap

OppFi’s Vision The Digital Financial Services Destination for the Everyday Consumer

OppFi’s Mission Facilitate credit access Enable savings Build wealth Empower Everyday Consumers to Rebuild Financial Health

Most Americans Lack Savings and Credit Access



60 million
lack access to traditional credit[1]



115 million
live paycheck to paycheck[2]



150 million
have less than $1,000 in savings[3]

1. Hamdani, Kausar, et al. "UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints." NewYorkFed.org, 2019
2. Bureau of Labor Statistics – U.S. Full- and Part-Time Workers; Friedman, Zack. "78% Of Workers Live Paycheck To Paycheck." Forbes.com, January 11, 2019
3. Elkins, Kathleen. "Here's how much money Americans have in their savings accounts." CNBC.com, Sept 13, 2017

9

OppFi

OppFi customers can use proceeds for any unexpected expense We Help Everyday Consumers Solve Everyday Problems Our typical customer: Thick File Median Income Employed Bank Account >30 Years Old Educated No Savings Medical Education Family Car Trouble Housing

Consumers 5 minute application process Instant access to fair, transparent credit Opportunity to build financial health Best-in-class mobile acquisition Alternative data, AI powered underwriting algorithms Industry-leading, tech enabled customer service Banks Value to Bank Partners Value to Customers OppFi Powers Banks to Unlock Credit Access for the Everyday Consumer Best-In-Class Financial Technology Platform

OppFi’s proprietary algorithms powered by AI better predict ability and willingness to repay We Leverage Billions of Data Points to Make Credit Scores Obsolete 10+ Million Repayments 14+ Million Loans 1.5+ Million Attributes per Repayment ~500 Applications AI-Powered Proprietary Scoring Algorithm ~7 Billion Data Points

The Digital Financial Services Destination for the Everyday Consumer

Our platform leverages proprietary technology to best serve the Everyday Consumer



OppFi

- ✓ Digitally enabled lending platform
- ✓ Best-in-class customer experience
- ✓ Real-time data analytics powered by AI
- ✓ ~75% of decisions are automated
- ✓ Diverse marketing strategy
- ✓ Experienced FinTech Management

ORIGINAL INSTALLMENT PRODUCT	LAUNCHED DECEMBER 2020	PLANNED LAUNCH IN H2 2021
Credit Access Loan	Payroll Deduction Lending	Credit Cards
OppLoans by OppFi	SalaryTap by OppFi	OppFiCard by OppFi

POTENTIAL FUTURE OPPFI PRODUCTS AND CURRENT MARKET PARTICIPANTS

Near Prime Lending	Point of Sale Lending	Mortgage
Upstart	affirm Katapult	loanDepot ROCKET guaranteed Rate
Auto Lending	**Mobile Banking & Debit**	**Investment Platform**
OpenLending	chime	robinhood

13

OppFi

Vast, Underserved Market Opportunity Elkins, Kathleen. “Here’s how much money Americans have in their savings accounts.” CNBC.com, Sept 13, 2017 US Census Bureau and Experian – Based on adult population of US (~255mm) multiplied by population within 580-669 credit band (~18%) multiplied by ~30% approval rate of target population (~46mm) qualified to receive credit card with $1,500 credit limit Hamdani, Kausar, et al. “UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints.” NewYorkFed.org, 2019 – Based on qualified portion (~30%) of target population (~60mm) receiving $1,500 installment loan issued principal DailyPay, US Bureau of Labor Statistics and US Census Bureau – Based on adult population of US (~255mm) multiplied by employment rate as of February 2021 (~58%) multiplied by the percentage of employed Americans relying on employer-offered financial assistance programs (~36%); assumes ~30% of this target population (~53mm) qualified to receive $2,000 in payroll deduction lending Source US adult population: https://www2.census.gov/programs-surveys/popest/tables/2010-2019/state/detail/SCPRC-EST2019-18+POP-RES.xlsx?_sm_nck=1 US population by FICO band: https://www.fool.com/the-ascent/research/average-credit-score/ Implies Current Penetration of <1% ~$21bn2 Nonprime Credit Cards ~$32bn4 Payroll Deduction Lending ~$27bn3 Installment Loans Represents recent and planned product expansions in adjacent markets ~150 million U.S. Adults with Less Than $1,000 in Savings1

Key Company Highlights

Consistent Growth
100%+ 5 year Revenue CAGR[1]

GAAP Profitability since 2015
Projected Adj. Net Income of ~$66mm in 2021 and ~$88mm in 2022[2]

Significant Scale
Facilitated $2.3+ billion in issuance covering 1.5+ million loans

Robust Customer Demand
More than 2.5 million applications annually, of which 80% are mobile generated

Leading Proprietary Credit & Technology Platform
Real-time AI drives automation for ~75% of decisions

Exceptional Customer Satisfaction
Net Promoter Score of 85; 10,000+ online customer reviews with 4.9 / 5.0 average rating

1. 2015 – 2020
2. Adj. Net Income represents Adj. EBT tax-affected at 25% assumed tax rate. Pro forma for conversion for fair market value accounting. Includes anticipated recurring public company costs. 2021P projections include impact of recent additional government stimulus and assume a corresponding return to pre-COVID demand by the beginning of Q3 2021

15

OppFi

Customers Praise OppFi “You gave me a chance when no one else would” “The entire process was a breeze” “Terms were very reasonable...and transparent” “No penalties for early payoff” Accredited Business Unrivaled Customer Satisfaction Regardless of Credit Band1 Note: Loans made or arranged pursuant to a California Financing Law Lenders License As of 4/2/21 85 Net Promoter Score Reviews 1,487 l Excellent 4.8

Employees are Highly-Satisfied Impressive Growth 2016 2017 2018 2019 2020 #445 #219 #340 #321 #539 Building a Tremendous Employee Culture 2018 & 2019 Best Places to Work 2019 Best Places to Work Chicago 2018 Best Places to Work 2018 Top Chicago Workplace

The OppFi Advantage A platform that puts you in control

Scalable, Diversified, Next Generation Marketing Platform Represents Search Engine Optimization, Email Marketing, Customer Referrals, Strategic Partnerships and Other Represents marketing cost per funded loan for new and refinance loans Marketing Partners powered by OppFi’s proprietary API – “Leads Decision Engine” …plus 50+ others Highly transferable marketing technology stack will drive new product growth Decreasing Cost Per Funded Loan Over Time 2 Diverse Marketing Strategy Substantial shift away from Direct Mail towards lower cost Non-Direct Mail 1

Proprietary AI Powered, Credit Decisioning Algorithms… Our proprietary algorithms look beyond credit score to instantly identify borrowers who have the ability and willingness to repay …Result in Stable Write-offs by Cohort…1 Decisions Powered By… Consumer Behavior Bank Data Alternative Bureau Data …Despite More Approvals2 Q3 vintages since 2017 OppFi analysis of UW4 Score (internal underwriting model) versus Vantage 4 Score 29% more loans approved than by traditional credit scores Half of OppFi’s loans are awarded to customers with less than 550 FICO Income Data Employment Data Marketing Source

…Powered by Modern and Leverageable Technology Stack


144
OppFi
(800) 990-9130
Hi! I'm Anderson.
Before we get your application started, here's what you should have ready.
Personal Information
Name, Address, Phone Number, Date of Birth, Social Security Number
Income Particulars
Income Type, Pay Method, Pay Frequency, Monthly Income
Banking Details
Account Type, Account & Routing Numbers, Age of Account (where majority of income is deposited)
START

$18 Million

2020 Technology Spend[1]

~45%

Percentage of corporate employees in technology, product, credit or analytics

- **100% Cloud Platform**
- **AI Powered Conversion, Approvals & Servicing**
- **Leads Decision Engine**
- **Next Best Action Workflow Optimization**
- **Machine Learning**
- **Continuous A/B Testing**
- **Bank Verification**
- **Real-time Data & Analytics**
- **Income Verification**
- **Microservice Infrastructure**
- snowflake **Modern Data Warehouse**

1. Technology spend represents cash expense of full time employees and vendor spend

21

OppFi

Driving Operational Leverage via Automation and Productivity Tools Increasing Automated Approvals1 Increasing Application Conversion1 Preliminary March 2021 data Continued increases in operational leverage positions OppFi well for post-COVID demand

Integrated framework designed around three layers of defense Protected by Bank Level Compliance Infrastructure Ownership All business units are responsible for identifying and managing risks Assurance Fair Lending, BSA/AML, Compliance and TILA reviewed by external firms Examined by State Licensing Agencies Participates in FDIC examinations of Bank Partners Audited quarterly by Bank Partners Challenge Compliance Program Complaint Handling Training Monitoring Issues Management Advisory Policies Risk & Controls Risk Assessments BSA/KYC/OFAC Checks Vendor Suspicious Activity Monitoring Governance Change Management Compliance Committee Fair Lending, New Initiatives, Social Responsibility Committee Legal Regulatory Updates Government Relations 50+ OppFi employees dedicated to compliance activities

The OppFi Customer Journey

Product Demo - Typical Customer Journey Graduate to Mainstream Credit Provide pathway to lower cost, more mainstream products over time, such as Payroll Deduction Loans and Credit Cards “Turn Up” Process Perform diligent search on customers’ behalf for sub-36% APR ~90% of the time no offers of credit returned Servicing & Repayment Deliver Zappos-like customer happiness Customer Applies Online 80% Mobile Typically facing a financial emergency Rebuilding Financial Health Reward customers with better pricing over time Offer Financial Education through programs such as OppU Approval & Funding In most cases, instant decisions with next day funding OppFi offers customers a transparent pathway to building credit without trapping them in a cycle of debt

Credit Access Product – the OppLoan

Traditionally, financing options for the underbanked have been limited, with exorbitant interest rates and poor customer service

The OppLoan's Market Leading Terms

- Simple interest, amortizing installment loans with no balloon payments
- No origination fees
- No late fees
- No NSF fees
- No prepayment penalties
- Report to the 3 major credit bureaus
- Work compassionately with customers who require payment plan modification

Underbanked Option APRs



~17,000%
~450% - 950%
~300% - 400%
~100% - 300%
~130%
59% - 160%
A Cheaper, Better Product for Non-Prime
Average Loan Amount ~$1,500
Average Term ~11 Months
Bank Overdraft1
Tribal Lenders2
Payday & Title Loans3
Lease to Own4
Earned Wage Access5
OppFi

1. Credit Karma; based on average charge of $34 on average transaction of $24 to be repaid within three days
2. CFPB; from 2017 lawsuit, the annual percentage rates for four tribal lenders' installment loan products was between 440% and 950%
3. FTC and CFPB; based on title lenders charging average of 25% per month and typical two-week payday loan with a $15 per $100 fee
4. FTC; based on $83/month, 12-month Lease to Own ("LTO") plan to purchase ~$500 item and $39/week, 48-week LTO plan to purchase ~$600 item
5. Lend Academy; assumes $200 amount financed with $5 finance charge 7 days between the advance and employee's regularly scheduled paydate

26

OppFi

SalaryTap Extends Prime Pricing to Non-Prime Consumers

We believe facilitating credit access through payroll deduction will significantly improve credit performance, preserving strong unit economics while reducing the cost of borrowing for customers

Increased Addressable Market

- Payroll link allows for broader underwriting of customer and sub-36% APR expands geographic footprint resulting in addressable market of $32B[1]

Larger, Lower Priced Loans

- Reduced risk premium results in material savings for consumers
- Lower monthly payments support larger loan sizes to meet customer needs

Multiple Go-to-Market Channels

- New payroll verification technologies make it possible to distribute SalaryTap via direct to consumer, strategic partnerships, and through employers


1
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1. DailyPay, US Bureau of Labor Statistics and US Census Bureau – Based on adult population of US (~255mm) multiplied by employment rate as of February 2021 (~58%) multiplied by the percentage of employed Americans relying on employer-offered financial assistance programs (~36%); assumes ~30% of this target population (~53mm) qualified to receive $2,000 in payroll deduction lending

27

OppFi

OppFi Credit Card Serves as Graduation Pathway

Large Opportunity

- Graduation product for OppLoans customers that also unlocks ~$21 billion non-prime credit card market[1]



Differentiated Product

- $1,500 credit limit enabled by sophisticated underwriting that looks beyond FICO/VantageScore



OppFi
LEE M CARDHOLDER

Mobile Optimized User Experience

- Mobile-first application and servicing with instant issuance allows for immediate access to credit



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1. US Census Bureau and Experian – Based on adult population of US (~255mm) multiplied by population within 580-669 credit band (~18%) multiplied by ~30% approval rate of target population (~46mm) qualified to receive credit card with $1,500 credit limit

28

OppFi

Financial Performance

Platform with Proven Ability to Scale Profitably

($ in millions)

Revenue[1,2]


52%
’17A - ’23P
Revenue CAGR
$70
$134
$268
$323
$418
$656
$875
'17A
'18A
'19A
'20A
'21P
'22P
'23P

Adj. EBITDA[1,3]


50%
’17A - ’23P
Adj. EBITDA
CAGR
$22
$52
$97
$99
$132
$182
$254
'17A
'18A
'19A
'20A
'21P
'22P
'23P
Margin
31%
39%
36%
31%
32%
28%
29%

Adj. Net Income[1,4]


50%
’17A - ’23P
Adj. Net Income
CAGR
$11
$28
$53
$53
$66
$88
$127
'17A
'18A
'19A
'20A
'21P
'22P
'23P
Margin
16%
21%
20%
17%
16%
13%
15%

Note: Reconciliation of non-GAAP to GAAP financials for 2017 through 2020 located in Appendix pages 40-42
1. 2021P projections include impact of recent additional government stimulus and assume a corresponding return to pre-COVID demand by the beginning of Q3 2021
2. Revenue pro forma for fair market value accounting. The Company is transitioning from an expected credit loss application to a fair market value application acceptable under US GAAP
3. Adj. EBITDA pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs
4. Adj. Net Income represents Adj. EBT tax-affected at assumed tax rate of 25%. Pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs

30

OppFi

Credit Card Salary Tap Installment Loans Growth Strategy and Drivers Assumed return to pre-COVID demand Improved conversion rate optimization of acquisition funnel Operational leverage driven by technology gains in automation and productivity Stable credit Employer adoption of financial wellness Maturation of instant payroll verification and allotment tools Extension of customer loyalty to graduation product Potential disruption of large market where current players lack in mobile acquisition and user experience, offer low limit products with high fees as % of principal, and provide poor customer service ($ in millions) 34% ’18A - ’23P CAGR 195% ’21P - ‘23P Growth 102% ’21P - ‘23P Growth Potential for Continued Growth in Receivables 47% CAGR (2018A – 2023P) 2021P projections include impact of recent additional government stimulus and assume a corresponding return to pre-COVID demand by the beginning of Q3 2021 1

Exceptional Unit Economics – OppLoan Product

Illustrative Lifetime Value of a Customer



$1,657
($623)
($200)
($138)
($92)
$604
MOIC
~2.2x
Revenue Realized 1
Net Losses 2
Acquisition Cost 3
Sales Cost 4
Interest Expense 5
Contribution 6

Note: Customer average length is 2.5 loans, with ~11 month weighted average life. ~75% of lifetime contribution occurs after the first loan

1. Revenue realized based on amortization schedule adjusted for prepay (lost interest income) and refinancing
2. Represents write-offs net of recoveries assuming ~38% of revenue realized is written-off
3. Assumes $200 cost per funded loan (CPF) on new loans; refinance loans incur no acquisition cost
4. Includes customer center personnel costs (servicing and origination), underwriting and bank processing fees
5. Represents interest expense paid by Company on debt-financed loan portion (82% of original loan)
6. Represents pre-tax income per new loan origination

32

OppFi

Reduced Cost of Financing and Strong Balance Sheet Powers Growth Ample debt capacity provides a means to fund future growth without equity Company liquidity position has grown to 5x of 2017 levels Cost of borrowing has decreased 400+ bps since 2017 Diverse list of institutional sources of capital, including Ares and Atalaya Demonstrating increased flexibility in accessing liquidity through corporate credit agreements, asset-backed facilities, bank provided asset-based loans and forward flow arrangements Ample Liquidity ($mm)1 As of 12/31/20

Benchmarking & Valuation

Upstart, Katapult and Affirm: Business Comparison

	OppFi	Upstart	Katapult	affirm
Consumer Finance Originator	✓	✓	✓	✓
Proprietary AI for Credit Decisioning	✓	✓	✓	✓
Highly Automated Decisioning	✓	✓	✓	✓
Utilizes Bank Partnership Model	✓	✓	✓	✓
Diverse Marketing Strategy	✓			✓
Multiple Years of GAAP Profitability	✓			
Core Delivery Model	Bank Sponsored Origination	Bank Sponsored Origination	E-Commerce Lease to Own	E-Commerce Lease to Own
Core Customer Demographic	Non-prime	Near Prime	Non-prime	Prime
Net Promoter Score	85	79[1]	47	78
Capital Markets Execution	Hybrid	Third Party Institutional Sales[2]	Warehouse	Hybrid

Source: Company Filings, Wall Street Research
1. NPS of bank partners' lending programs
2. Company retains ~3-4% of its originated receivables on balance sheet

35

OppFi

Upstart, Katapult and Affirm: Financial Comparison

	OppFi[1]	Upstart	Katapult[2]	affirm
2020A Revenue	$323 million	$233 million	$250 million	$670 million
2020A Adj. EBITDA Margin	31%	13%	16%	Negative EBITDA[3]
'18A – '20A Revenue CAGR	55%	53%	141%	86%[4]
Product	11 months, $1,500	3 to 5 years, $1,000 to $50,000	10 to 18 months, $100 to $3,500	6 weeks to 48 months, up to $17,500
Market Cap	~$800 million	~$13 billion	~$1.3 billion	~$21 billion
2021P TEV / EBITDA	6.9x	>50x	18.9x	Negative EBITDA
2022P TEV / EBITDA	5.0x	>50x	8.8x	Negative EBITDA
2021P P / E	12.2x	>50x	27.8x	Negative Net Income
2022P P / E	9.1x	>50x	13.8x	Negative Net Income

Source: Company Filings, Wall Street Research. Market data as of 4/5/21

Note: Enterprise Value includes corporate and operational debt and excludes debt and cash attributable to VIEs. Projections represent mean Thomson consensus estimates.

1. Adj. EBITDA and Adj. Net Income pro forma for fair market value accounting and include anticipated recurring public company costs. 2021P projections include impact of recent additional government stimulus and assume a corresponding return to pre-COVID demand by the beginning of Q3 2021; Market Cap excludes any impact of working capital adjustments at close as well as impact of ~5.6 million Sponsor warrants struck at $11.50 and $15.00, ~11.9 million Public Warrants struck at $11.50 and 25.5 million seller earnout shares released at share price hurdles of $12.00, $13.00 and $14.00.
2. Equity value based on FSRV closing share price multiplied by pro forma fully-diluted shares outstanding of 96.2mm plus in-the-money earnout shares of 4.5mm & in-the-money warrants of 1.3mm (using TSM). Based on company investor presentation dated 12/18/20
3. Based on Adj. Operating Loss
4. Represents revenue CAGR from fiscal year ending June 30, 2019 through last twelve months ending December 31, 2020

36

OppFi

Appendix

Coupled with short duration of product, this customer shows more resiliency than higher credit score segments in economic dislocations Non-Prime Customer More Consistent Following Economic Disruption Source: Federal Reserve Bank of New York Consumer Credit Panel, Equifax, “Personal Loan Performance During Times of Stress” by TransUnion 2016 Note: VantageScore 3.0 Risk Ranges: Prime = 661-720; Near Prime = 601-660; Subprime = 300-600 Represents Auto Market Collapse / Financial Crisis % Change in Delinquency from Before to During Time of Economic Stress 1

Pre-COVID (Avg. 2019) FY2020 Delinquency1 12.4% 10.8% Active communication with customers and willingness to skip payments when requested Charge-Offs3 33% 28% Stimulus + reduced spending + customer loyalty We demonstrated our ability to withstand the most challenging economic conditions Resilient Credit Performance during COVID-19 3.5% 3.2% Avoided hardest hit industries with job loss First Payment Defaults2 Average of quarterly delinquency data Average of monthly FPD data (new and refi) Net Charge-offs as a % of gross revenue

OppFi Current Audited Financials EBT to Fair Market Value EBT Reconciliation ($ in millions) 2017A 2018A 2019A 2020A Current Audited Financials EBT1 $2.6 $9.7 $33.0 $77.5 Loan Loss Reserve Adjustment 6.8 18.7 26.0 1.1 Capitalization Adjustment (1.2) (6.5) (8.3) 4.9 Increase / (Decrease) in FMV 4.7 13.9 17.7 (16.9) Pro Forma Fair Market Value EBT2 $12.9 $35.8 $68.4 $66.7 Taxes3 (3.2) (8.9) (17.1) (16.7) Pro Forma Fair Market Value Net Income $9.6 $26.8 $51.3 $50.0 Note: Excludes transaction expenses Represents Net Income as reported in audited financial statements, as the Company does not have tax liability under current LLC pass-through structure The Company is transitioning from an expected credit loss application to a fair market value application acceptable under US GAAP. Historically under the expected credit loss application, the Company has reserved for life losses due to the short duration of receivables Assumes tax rate of 25%

OppFi Current Audited Financials EBT to Adjusted EBT Reconciliation ($ in millions) 2017A 2018A 2019A 2020A Current Audited Financials EBT1 $2.6 $9.7 $33.0 $77.5 Recruiting Fees, Severance & Relocation 0.2 0.4 0.3 0.2 Amortization of Debt Transaction Costs 0.5 0.5 1.8 1.9 Other Addback and One-Time Expenses2 1.1 0.5 0.5 2.4 Current Audited Financials Adj. EBT $4.4 $11.2 $35.6 $82.0 Taxes3 (1.1) (2.8) (8.9) (20.5) Current Audited Financials Adj. Net Income $3.3 $8.4 $26.7 $61.5 Note: Excludes transaction expenses Represents Net Income as reported in audited financial statements, as the Company does not have tax liability under current LLC pass-through structure Includes one time implementation fees, stock compensation expenses, IPO readiness costs and management fees Assumes tax rate of 25%

OppFi Fair Market Value EBT to Fair Market Value Adj. EBT and EBITDA Reconciliation ($ in millions) 2017A 2018A 2019A 2020A Pro Forma Fair Market Value EBT $12.9 $35.8 $68.4 $66.7 Recruiting Fees, Severance & Relocation 0.2 0.4 0.3 0.2 Amortization of Debt Transaction Costs 0.5 0.5 1.8 1.9 Other Addback and One-Time Expenses1 1.1 0.5 0.5 2.4 Pro Forma Fair Market Value Adj. EBT $14.7 $37.2 $71.0 $71.2 Taxes2 (3.7) (9.3) (17.8) (17.8) Pro Forma Fair Market Value Adj. Net Income $11.0 $27.9 $53.3 $53.4 Taxes2 3.7 9.3 17.8 17.8 Depreciation and Amortization 0.9 2.4 4.3 6.7 Interest Expense 6.2 12.0 20.7 19.3 Business (Non-income) Taxes -- 0.3 1.1 1.5 Pro Forma Fair Market Value Adj. EBITDA $21.8 $51.9 $97.0 $98.7 Note: Excludes transaction expenses Includes one time implementation fees, stock compensation expenses, IPO readiness costs and management fees Assumes tax rate of 25%